UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                            SCHEDULE 14A INFORMATION

           PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                    EXCHANGE ACT OF 1934 (AMENDMENT NO.     )

Filed  by  the  Registrant  [X]

Filed  by  a  Party  other  than  the  Registrant  [ ]

Check  the  appropriate  box:

[X]       PRELIMINARY  PROXY  STATEMENT
[ ]       Confidential,  for  Use  of  the Commission Only (as permitted by Rule
[ ]       14a-6(e)(2))
[ ]       Definitive  Proxy  Statement
[ ]       Definitive  Additional  Materials
[ ]       Soliciting  Material  Pursuant  to Sec.240.14a-11(c) or Sec.240.14a-12

                                 SPACEDEV, INC.
                (NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

    (NAME OF PERSON(S) FILING PROXY STATEMENT, IF OTHER THAN THE REGISTRANT)

Payment  of  Filing  Fee  (Check  the  appropriate  box):

[X]       No  fee  required.
[ ]       Fee  computed  on  table  below per Exchange Act Rules 14a-6(i)(4) and
          0-11.

     (1)  Title  of  each  class  of  securities  to  which transaction applies:
          ----------------------------------------------------------------------
     (2)  Aggregate  number  of  securities  to  which  transaction  applies:
          ----------------------------------------------------------------------
     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
          ----------------------------------------------------------------------
     (4)  Proposed  maximum  aggregate  value  of  transaction:
          ----------------------------------------------------------------------
     (5)  Total  fee  paid:
          ----------------------------------------------------------------------

[ ]       Fee  paid  previously  with  preliminary  materials.
[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount  Previously  Paid:
          ----------------------------------------------------------------------
     (2)  Form,  Schedule  or  Registration  Statement  No.:
          ----------------------------------------------------------------------
     (3)  Filing  Party:
          ----------------------------------------------------------------------
     (4)  Date  Filed:
          ----------------------------------------------------------------------

                                        1
                                      PAGE


                                 SpaceDev, Inc.
                                13855 Stowe Drive
                             Poway, California 92064


                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                           TO BE HELD AUGUST 12, 2005

TO  THE  STOCKHOLDERS  OF  SPACEDEV,  INC.:

     The annual meeting of the stockholders of SpaceDev, Inc. (the "Company") will be held at 13855 Stowe Drive, Poway, California 92064, on August 12, 2005, at approximately 9:00 A.M. for the following purpose:

     1.  To  elect  a  Board  of  Directors  for  the  Company.

     2. To ratify the appointment of PKF, Certified Public Accountants, A Professional Corporation, as the Company's independent public accountants for the fiscal year ending December 31, 2005.

     3.  To  approve  an  amendment to the Company's 2004 Equity Incentive Plan.

     4. To transact such other business as may properly come before the meeting or any adjournment thereof.

     THE BOARD OF DIRECTORS OF THE COMPANY RECOMMENDS THAT YOU VOTE FOR EACH OF THE NOMINEES TO THE BOARD OF DIRECTORS AND RECOMMENDS THAT YOU VOTE "FOR" APPROVAL OF EACH OTHER ITEM LISTED ON THIS NOTICE OF ANNUAL MEETING OF STOCKHOLDERS.

Stockholders of record at the close of business on June 23, 2005, are the only persons entitled to notice of and to vote at the meeting.

Your attention is directed to the attached Proxy Statement. WHETHER OR NOT YOU EXPECT TO BE PRESENT AT THE ANNUAL MEETING, PLEASE FILL IN THE INFORMATION COMPLETLY. PLEASE SIGN, DATE AND MAIL THE ENCLOSED PROXY AS PROMPTLY AS POSSIBLE (AND ENCLOSE YOUR E-MAIL ADDRESS) IN ORDER TO SAVE THE COMPANY FURTHER SOLICITATION EXPENSE. If you are present at the meeting, you may then revoke your proxy and vote in person, as explained in the Proxy Statement in the section entitled "ANNUAL MEETING OF STOCKHOLDERS - AUGUST 12, 2005." A return envelope is enclosed for your convenience.

                                                       /s/  Richard  B.  Slansky
                                                      --------------------------
                                                            Richard  B.  Slansky
                                                            Corporate  Secretary

                                                         Dated:  July  18,  2005

                                        2
                                      PAGE

                    ----------------------------------------

                                 PROXY STATEMENT

                    ----------------------------------------


                                 SPACEDEV, INC.
                                13855 Stowe Drive
                             Poway, California 92064


                ANNUAL MEETING OF STOCKHOLDERS - AUGUST 12, 2005

     The enclosed Proxy is solicited by the Board of Directors of SpaceDev, Inc. (the "Board") in connection with the annual meeting of stockholders of SpaceDev, Inc. (the "Company") to be held on August 12, 2005 at 9:00 A.M. at 13855 Stowe Drive, Poway, California 92064, and at any adjournments thereof. The Company will pay the cost of solicitation, including the cost of preparing and mailing the Notice of Stockholders' Meeting and this Proxy Statement. Such mailing took place on approximately July 18, 2005. Representatives of the Company may, without cost to the Company, solicit Proxies for the management of the Company by means of mail, telephone or personal calls.

     A Proxy may be revoked before the meeting by giving written notice of revocation to the Secretary of the Company, or may be revoked at the meeting prior to voting. Unless revoked, properly executed Proxies with respect to the Company will be voted as indicated on the Proxy. Should any other matters come before the meeting, it is the intention of the persons named as Proxies in the enclosed Proxy to act upon them according to their best judgment. In instances where choices are specified by the stockholders in the Proxy, those Proxies will be voted or the vote will be withheld in accordance with each stockholder's choice. An "abstention" on any proposal will be counted as present for purposes of determining whether a quorum of shares is present at the meeting with respect to the proposal on which the abstention is noted, but will be counted as a vote "against" such proposal.

     Only stockholders of record at the close of business on June 23, 2005 may vote at the meeting or any adjournments thereof. As of that date there were issued and outstanding approximately 22,176,446 common shares of all classes, $0.0001 par value, of the Company. Each stockholder is entitled to one vote for each common share held. Voting for the election of directors is not cumulative, which means that the holders of a majority of the Company's outstanding shares have the power to elect the entire Board of Directors. None of the matters to be presented at the meeting will entitle any stockholder to appraisal rights. In the event that Proxies, which are sufficient in number to constitute a quorum, are not received by August 12, 2005, we may propose one or more adjournments of the meeting to permit further solicitation of Proxies. Such adjournments will require the affirmative vote of the holders of a majority of the shares present in person or by Proxy at the meeting. The persons named as Proxies will vote in favor of such adjournment. At the annual meeting, the stockholders will be asked to re-elect the current members of our Board of Directors, to ratify the selection of the independent public accountant for the Company and to approve the amendment to the Company's 2004 Equity Incentive Plan.

                                        3
                                      PAGE

                          ANNUAL REPORT OF THE COMPANY

     The annual report of the Company containing audited financial statements for the twelve-months ending December 31, 2004 and 2003 was mailed to the stockholders on or about July 18, 2005.

                                   PROPOSAL 1

                              ELECTION OF DIRECTORS

     It is intended that the enclosed Proxy will be voted for the election of the nine (9) persons named below as directors for the Company unless such authority has been withheld in the respective Proxy. The term of office of each person elected to our Board of Directors will be until the next regular or annual meeting of the stockholders at which election of directors is an agenda item and until his or her successor is duly elected and shall qualify. Each of our current directors is a nominee for director. Pertinent information regarding each nominee for the past five years is set forth following his or her name below.


NAME AND AGE                  POSITION WITH THE COMPANY AND PRINCIPAL OCCUPATIONS            ADDRESS
----------------------        -------------------------------------------------------        -------------------
James  W.  Benson (60)        Mr.  Benson  is  the founder and has served as our             13855 Stowe Drive
                              Chief  Executive Officer and Chairman of the Board             Poway,  CA  92064
                              since  inception,  and   started  the   trend   of
                              successful  computer entrepreneurs moving into the
                              entrepreneurial  space  arena. In 1984, Mr. Benson
                              founded  Compusearch  Corporation  (later  renamed
                              Compusearch Software Systems) in McLean, Virginia.
                              The  company was based on the first development of
                              software  algorithms and applications for personal
                              computers  and  networked  servers  to create full
                              text  indexes  of  massive  government procurement
                              regulations  and  to  provide  instant  full  text
                              searches  for  any  word  or  phrase;  the   first
                              instance of large scale, commercial implementation
                              of  PC-based full text searching, which later grew
                              to  encompass such systems as worldwide web search
                              engines.  Seeing related opportunities in document
                              and  image  management,  Mr.  Benson  started  the
                              award-winning  ImageFast Software Systems in 1989,
                              which  later merged with Compusearch. In 1995, Mr.
                              Benson sold Compusearch and ImageFast, and retired
                              at age fifty. After months of research, Mr. Benson
                              started  SpaceDev,  Inc.,  a  Nevada  corporation,
                              which  was  acquired  by  us  in October 1997. Mr.
                              Benson  holds  a  Bachelor  of  Science  degree in
                              Geology  from  the  University  of  Missouri.   He
                              founded    the   non-profit    Space   Development
                              Institute,  and introduced the $5,000 Benson Prize
                              for Amateur Discovery of Near Earth Objects. He is
                              also    Vice-Chairman     and    private    sector
                              representative  on  NASA's  national  Space  Grant
                              Review  Panel,  and  is  a  member of the American
                              Society  of  Civil  Engineers subcommittee on Near
                              Earth Object Impact Prevention and Mitigation. Mr.
                              Benson currently sits on the Board of Directors of
                              Space    Development   Institute,   a   non-profit
                              organization  founded  by  Susan C. Benson and Mr.
                              Benson.
----------------------        -------------------------------------------------------        -------------------
Richard  B.  Slansky (48)     Richard  B.  Slansky  is  currently our President,             13855 Stowe Drive
                              Chief  Financial  Officer,  Director and Corporate             Poway,  CA  92064
                              Secretary.  He  joined  us on February 10, 2003 as
                              Chief  Financial  Officer and Corporate Secretary.
                              In  November  2004,  he was appointed as President
                              and  Director. Mr. Slansky served as interim Chief
                              Executive   Officer,   interim   Chief   Financial
                              Officer,  and Director for Quick Strike Resources,
                              Inc.,  an  IT  training,  services  and consulting
                              firm, from July 2002 to February 2003. Previously,
                              Mr.  Slansky  served  as  Chief Financial Officer,
                              Vice  President  of  Finance,  Administration  and

                                        4
                                      PAGE

                              Operations  and  Corporate  Secretary  for  Path 1
                              Network  Technologies,  Inc.,  a  public   company
                              focused  on  merging  broadcast  and cable quality
                              video  transport with IP networks from May 2000 to
                              July  2002.  Before  his  tenure  at  Path  1, Mr.
                              Slansky  served  as  President,  Chief   Financial
                              Officer  and  member  of the Board of Directors of
                              Nautronix,  Inc., a marine electronics/engineering
                              services  company,  from January 1999 to May 2000.
                              Prior  to  Nautronix,  Mr. Slansky served as Chief
                              Financial  Officer  of  Alexis   Corporation,   an
                              international  pharmaceutical  research   products
                              technology  company,  from  August 1995 to January
                              1999.  He  also  served  as  President  and  Chief
                              Financial  Officer  of  C-N  Biosciences, formerly
                              Calbiochem,  from  July  1989  to  July  1995. Mr.
                              Slansky  is  currently  serving  on  the  Board of
                              Directors  of  two  privately held high technology
                              companies,  including Sicomment, Inc., one closely
                              held,  private  real  estate  company and the Girl
                              Scouts  of  San  Diego  and Imperial Counties. Mr.
                              Slansky  earned  a  bachelor's degree in economics
                              and  science from the University of Pennsylvania's
                              Wharton  School  of Business and a master's degree
                              in  business   administration   in   finance   and
                              accounting  from  the  University  of  Arizona.
----------------------        -------------------------------------------------------        -------------------
Scott  McClendon (66)         Mr.  McClendon  was  appointed  to  our  Board  of             13855 Stowe Drive
                              Directors  as  an independent director on July 19,             Poway,  CA  92064
                              2002. He currently sits on our Audit Committee and
                              Chairs  our  Compensation   Committee.   McClendon
                              currently  sits  on  the  Board  of  Directors for
                              Overland Storage, Inc., a public company, where he
                              acts  as  chairman  of  the  Board.  He became the
                              chairman  after  serving  as  president  and chief
                              executive officer from October 1991 to March 2001.
                              Prior  to  joining  Overland  Storage,  Inc.,  Mr.
                              McClendon  was employed by Hewlett-Packard Company
                              for  over  32  years  in  various   positions   of
                              engineering,  manufacturing,  sales and marketing.
                              In  addition to SpaceDev and Overland Storage, Mr.
                              McClendon  is  currently  serving  on the Board of
                              Directors  of  Procera  Networks,  Inc.,  a public
                              company,  and Sicommnet, Inc., privately held high
                              technology  company.  Mr.  McClendon  received   a
                              Bachelor   of   Science   degree   in   electrical
                              engineering  in June 1960, and a Master of Science
                              degree in electrical engineering in June 1962 from
                              Stanford  University  School  of  Engineering.
----------------------        -------------------------------------------------------        -------------------
Curt  Dean  Blake (47)        Mr.  Blake was appointed to our Board of Directors             13855 Stowe Drive
                              as  an  independent director on September 5, 2000.             Poway,  CA  92064
                              He  serves  as  our Audit Committee Chair and is a
                              member of our Compensation Committee. Mr. Blake is
                              CEO  of  GotVoice,  Inc., a startup company in the
                              voicemail  consolidation  and  messaging business.
                              From  1999  to 2002, Mr. Blake provided consulting
                              services    to   various   technology   companies,
                              including  Apex Digital, Inc. and SceneIt.com. Mr.
                              Blake  acted as the Chief Operating Officer of the
                              Starwave  Corporation  from 1993 until 1999, where
                              he  managed  business  development, finance, legal
                              and  business  affairs,  and  operations  for  the
                              world's  most  successful  collection  of  content
                              sites  on  the  Internet.  During  that  time,  he
                              developed  business  strategies, financial models,
                              and  structured  and negotiated venture agreements
                              for  Starwave's flagship site, ESPN Sportszone, at
                              that  time the highest traffic destination site on
                              the  Internet.  He  also  developed and negotiated
                              venture  agreements  with  the  NBA,  NFL, Outside
                              Magazine  and  NASCAR to create sites around these
                              brands.  Mr.  Blake  negotiated  the  sale  of   a
                              controlling  interest  in  Starwave Corporation to
                              Disney/ABC. Prior to Starwave, Mr. Blake worked at
                              Corbis  from  1992  to  1993,  where  he  led  the

                                        5
                                      PAGE

                              acquisitions  and licensing effort to fulfill Bill
                              Gates'  vision  of  creating the largest taxonomic
                              database of digital images in the world. Mr. Blake
                              acted as General Counsel to Aldus Corporation from
                              1989  to  1992,  where  he was responsible for all
                              legal  matters  of   the   $125   million   public
                              corporation  and  its subsidiaries. Prior to that,
                              Mr.  Blake  was  an  attorney at Shidler, McBroom,
                              Gates and Lucas, during which time he was assigned
                              as  onsite  counsel  to the Microsoft Corporation,
                              where  he  was  primarily  responsible   for   the
                              domestic  OEM/Product Support and Systems Software
                              divisions.  Mr.  Blake  has an MBA and JD from the
                              University  of  Washington.
----------------------        -------------------------------------------------------        -------------------
Howell M. Estes, III (63)     General  Estes (USAF Retired) was appointed to our             13855 Stowe Drive
                              Board  of  Directors as an independent director on             Poway, CA  92064
                              April    2,    2001,    is    Chair     of     our
                              Nominating/Corporate Governance Committee and is a
                              member  of  our  Compensation  Committee.  General
                              Estes  retired from the United States Air Force in
                              1998  after  serving for 33 years. At that time he
                              was  the  Commander-in-Chief of the North American
                              Aerospace  Defense  Command  ("CINCNORAD") and the
                              United States Space Command ("CINCSPACE"), and the
                              Commander  of  the   Air   Force   Space   Command
                              ("COMAFSPC")  headquartered   at   Peterson   AFB,
                              Colorado.  In  addition  to  a Bachelor of Science
                              Degree  from  the  Air  Force  Academy, he holds a
                              Master  of  Arts  Degree  in Public Administration
                              from  Auburn  University  and is a graduate of the
                              Program  for  Senior  Managers  in  Government  at
                              Harvard's  JFK  School  of Government. Gen. Howell
                              Estes  is  the  President  of   Howell   Estes   &
                              Associates,  Inc.,  a wholly owned consulting firm
                              to  CEOs,  Presidents  and  General   Managers  of
                              aerospace   and    telecommunications    companies
                              worldwide. He serves as Vice Chairman of the Board
                              of  Trustees  at  The  Aerospace  Corporation.  He
                              served  as  a  consultant  to  the Defense Science
                              Board  Task  Force  on  SPACE SUPERIORITY and more
                              recently  as  a    commissioner   on    the   U.S.
                              Congressional  Commission  to Assess United States
                              National   Security     Space    Management    and
                              Organization  (the  "Rumsfeld  Commission").
----------------------        -------------------------------------------------------        -------------------
Robert  S. Walker (62)        Mr. Walker was appointed to our Board of Directors             13855 Stowe Drive
                              as  an  independent  director on April 2, 2001. He             Poway, CA 92064
                              currently  sits  on  our   Nominating/   Corporate
                              Governance  Committee.  Mr.  Walker  has  acted as
                              Chairman  of   Wexler  &  Walker   Public   Policy
                              Associates in Washington, D.C. since January 1997.
                              As  a  former Congressman (1977-1997), Chairman of
                              the  House Science Committee, Vice Chairman of the
                              Budget  Committee,  and  a long-time member of the
                              House  Republican  leadership,  Walker  became   a
                              leader  in  advancing  the nation's space program,
                              especially  the  arena  of  commercial  space, for
                              which  he was the first sitting House Member to be
                              awarded  NASA's  highest  honor, the Distinguished
                              Service Medal. Bob Walker is a frequent speaker at
                              conferences  and  forums.  His main issues include
                              the  breadth  and scope of space regulation today,
                              and   how   deregulation   could    unleash    the
                              telecommunications,  space  tourism, broadcast and
                              Internet  industries. Mr. Walker currently sits on
                              the board of directors of Aerospace Corporation, a
                              position  he  has  held since March 1997. Wexler &
                              Walker  is  a    Washington-based,    full-service
                              government  relations firm founded in 1981. Wexler
                              &  Walker  principals  have served in Congress, in
                              the  White  House  and   federal    agencies,   as
                              congressional    staff,   in   state   and   local
                              governments  and  in political campaigns. Wexler &
                              Walker is a leader on the technology issues of the
                              twenty-first  century.  During  2002,  we incurred
                              consulting  fees  with Hill and Knowlton, Inc., an
                              affiliate  of  Wexler  &  Walker,  in an aggregate
                              amount of approximately $56,000. No fees have been
                              paid  to  Hill  and  Knowlton  since  2002.

                                        6
                                      PAGE

----------------------        -------------------------------------------------------        -------------------
Wesley T. Huntress (63)       Dr. Huntress was elected to our Board of Directors             13855 Stowe Drive
                              as  an   independent   director  at   our   annual             Poway, CA  92064
                              stockholder  meeting  held June 30, 1999, and is a
                              member     of     our    Audit    Committee    and
                              Nominating/Corporate  Governance  Committee.   Dr.
                              Huntress  is currently Director of the Geophysical
                              Laboratory  at   the   Carnegie   Institution   of
                              Washington  in  Washington,  DC, where he leads an
                              interdisciplinary  group  of  scientists  in   the
                              fields  of  high-pressure  science,  astrobiology,
                              petrology  and  biogeochemistry.  Prior   to   his
                              appointment  at  Carnegie, Dr. Huntress served the
                              Nation's  space  program    as    the    Associate
                              Administrator  for  Space  Science  at  NASA  from
                              October  1993  through September 1998 where he was
                              responsible  for  NASA's programs in astrophysics,
                              planetary  exploration,  and space physics. During
                              his  tenure,  NASA space science produced numerous
                              major  discoveries,  and  greatly  increased   the
                              launch rate of missions. These discoveries include
                              the  discovery  of possible ancient microbial life
                              in  a  Mars meteorite; a possible subsurface ocean
                              on  Jupiter's  moon Europa; the finding that gamma
                              ray  bursts  originate  at vast distances from the
                              Milky  Way  and  are  extraordinarily    powerful;
                              discovery  of  massive rivers of plasma inside the
                              Sun; and a wealth of announcements and images from
                              the  Hubble   Space    Telescope,    which    have
                              revolutionized  astronomy  as  well  as  increased
                              public  interest  in the cosmos. Dr. Huntress also
                              served  as  a  Director  of  NASA's  Solar  System
                              Exploration  Division  from  1990  to 1993, and as
                              special  assistant to NASA's Director of the Earth
                              Science  and  Applications  from 1988 to 1990. Dr.
                              Huntress  came to NASA Headquarters from Caltech's
                              Jet  Propulsion  Laboratory  ("JPL"). Dr. Huntress
                              joined JPL as a National Research Council resident
                              associate  after  receiving  is  B.S. in Chemistry
                              from  Brown  University  in  1964 and his Ph.D. in
                              Chemical  Physics from Stanford in 1968. He became
                              a  permanent research scientist at JPL in 1969. He
                              and  his  JPL   team   gained   an   international
                              reputation  for  their   pioneering   studies   of
                              chemical  evolution in interstellar clouds, comets
                              and  planetary  atmospheres.  At  JPL Dr. Huntress
                              served  as  co-investigator  for  the   ion   mass
                              spectrometer  experiment  in  the  Giotto Halley's
                              Comet  mission,   and  as   an   interdisciplinary
                              scientist  for  the  Upper   Atmosphere   Research
                              Satellite  and Cassini missions. He also assumed a
                              number  of  line  and  research program management
                              assignments  while  at  JPL, and spent a year as a
                              visiting  professor in the Department of Planetary
                              Science  and  Geophysics  at  Caltech.
----------------------        -------------------------------------------------------        -------------------
Susan C. Benson (60)          Ms. Benson was appointed to our Board of Directors             13855 Stowe Drive
                              on  April  12, 2005. Ms. Benson joined SpaceDev in             Poway, CA  92064
                              1997,  serving  as corporate secretary until 2003.
                              From  approximately  1998 to 2004, Ms. Benson was,
                              in  part,  responsible  for our investor relations
                              and  public  relations  activities,  managing  our
                              strategic  messaging  to  build industry and media
                              awareness  as  well  as  strengthening shareholder
                              relations.  Prior  to joining SpaceDev, Ms. Benson
                              was  the  customer support manager for Compusearch
                              Software  Systems  in  McLean,  Virginia from 1986
                              through  1995.   Ms.   Benson   also   served   as
                              secretary/treasurer  of  the  Compusearch Software
                              Systems  Board  of Directors. Ms. Benson currently
                              sits  on  the  Board   of   Directors   of   Space
                              Development  Institute,  a non-profit organization
                              founded  by  James  W.  Benson  and  Ms.  Benson.

                                        7
                                      PAGE

----------------------        -------------------------------------------------------        -------------------
Stuart E. Schaffer (45)       Mr.  Schaffer  was  appointed  to  our  Board   of             13855 Stowe Drive
                              Directors  on  May  17,  2002.  Mr.  Schaffer   is             Poway, CA  92064
                              currently  the  president  of  vendor  affairs for
                              Sicomment,  Inc., an internet marketplace company,
                              where  both  Messrs.  McClendon  and  Slansky  are
                              members  of the Sicommnet Board of Directors. From
                              August  2003 to January 2005, Mr. Schaffer was the
                              vice   president   of   marketing   for   Overture
                              Performance  Marketing  --  a  business  unit   of
                              Overture Services, which is a subsidiary of Yahoo!
                              Mr.  Schaffer  was  our  vice president of product
                              development/marketing  from  May  2002  to  August
                              2003.  From  1998  to  2001, Mr. Schaffer acted as
                              vice    president   of   marketing   for   Infocus
                              Corporation,  a  fully reporting company, where he
                              managed  all  aspects  of  the  marketing  mix for
                              market-share  leading  digital projection business
                              throughout  the Americas region. In that position,
                              Mr.  Schaffer  revitalized  the   Proxima   brand,
                              managed a multi-million dollar annual advertising,
                              communications  and   program   budget,   directed
                              multiple  outside  and  in-house   agencies,   led
                              product marketing teams in defining and delivering
                              both  mobile and conference room digital projector
                              product  lines,  developed  channel strategies and
                              programs for both value-added and volume channels,
                              served  as  primary  press  spokesperson  for  the
                              company,   established   a   market   intelligence
                              structure  focused  on  developing  customer   and
                              industry knowledge and spearheaded merger teams to
                              ensure the smooth transition of the merger between
                              the  Infocus  and Proxima marketing organizations.
                              Prior  to  Infocus,  Mr.  Schaffer  worked for the
                              Hewlett-Packard  Company  from 1985 to 1998, where
                              he held various positions in Business Development,
                              Marketing  and Business Planning. Mr. Schaffer has
                              worked  with the Leukemia & Lymphoma Society, on a
                              volunteer basis, as an Assistant Coach and Mentor.
                              Mr.  Schaffer  has an MBA from Harvard and a BS in
                              physics  from  Harvey  Mudd  College.
----------------------        -------------------------------------------------------        -------------------


One of our independent directors currently sits on the board of directors of two other Reporting Companies. "Reporting Companies" include companies with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the "1934 Act") or subject to the requirements of Section 15(d) of the 1934 Act, or any company registered as an investment company under the Investment Company Act of 1940, as amended (the "1940 Act").

STOCK  OWNERSHIP

     The following table provides information as of June 23, 2005 concerning the beneficial ownership of our common stock by (i) each director, (ii) each named executive officer, (iii) each shareholder known by us to be the beneficial owner of more than 5% of our outstanding Common Stock, and (iv) the directors and officers as a group. Except as otherwise indicated, the persons named in the table have sole voting and investing power with respect to all shares of Common Stock owned by them.

                                        8
                                      PAGE




Title of                Name and Address of                    Amount and                 Percent of
Class                   Beneficial Owner                       Nature of                  Class(1)
                                                               Beneficial
                                                               Ownership(1)
----------              ----------------------                 ----------------           -----------
..0001 par               James W. Benson, CEO                       6,699,707(2)                29.53%
value                   and Chairman
common                  13855 Stowe Drive
stock                   Poway, California 92064

..0001 par               Susan C. Benson                            6,699,707(3)                29.53%
value                   13855 Stowe Drive
common                  Poway, California 92064
stock

..0001 par               Richard B. Slansky                           415,544(4)                 1.85%
value                   President and CFO
common                  13855 Stowe Drive
stock                   Poway, California 92064

..0001 par               Frank Macklin                                243,073(5)                 1.10%
value                   13855 Stowe Drive
common                  Poway, California 92064
stock

..0001 par               Randall K. Simpson                           135,866(6)                 0.61%
value                   13855 Stowe Drive
common                  Poway, California 92064
stock

..0001 par               J. Mark Grosvenor                          1,330,376(7)                 6.00%
value                   13855 Stowe Drive
common                  Poway, California 92064
stock

..0001 par               Wesley T. Huntress Jr.                       140,515(8)                 0.63%
value                   Director
common                  13855 Stowe Drive
stock                   Poway, California 92064

..0001 par               Curt Dean Blake                              180,430(9)                 0.81%
value                   Director
common                  13855 Stowe Drive
stock                   Poway, California 92064

..0001 par               General Howell M.                            99,167(10)                 0.45%
value                   Estes III, Director
common                  13855 Stowe Drive
stock                   Poway, California 92064

..0001 par               Robert S. Walker                             85,667(11)                 0.38%
value                   Director
common                  13855 Stowe Drive
stock                   Poway, California 92064

..0001 par               Stuart Schaffer, Director                   218,206(12)                 0.98%
value                   13855 Stowe Drive
common                  Poway, California 92064
stock

..0001 par               Scott McClendon                              72,960(13)                 0.33%
value                   Director
common                  13855 Stowe Drive
stock                   Poway, California 92064
----------              ----------------------                 ----------------           -----------
..0001 par               Officers and Directors as                11,291,135(14)                34.85%
value                   a group (11 Persons)
common
stock
----------              ----------------------                 ----------------           -----------
----------              ----------------------                 ----------------           -----------


                                        9
                                      PAGE

(1) Where persons listed on this table have the right to obtain additional shares of Common Stock through the exercise of outstanding options or warrants or the conversion of convertible securities within 60 days from June 23, 2005, these additional shares are deemed to be outstanding for the purpose of computing the percentage of Common Stock owned by such persons, but are not deemed outstanding for the purpose of computing the percentage owned by any other person. Percentages are based on total outstanding shares of 22,176,446 on June 23, 2005.

(2) Represents 3,000,000 shares held directly by Mr. James W. Benson as a result of a stipulated order entered May 24, 2005 identifying the shares as a separate property asset of Mr. Benson, plus beneficial ownership in 2,692,294 shares held jointly with Susan C. Benson, indirect beneficial ownership interest in 497,413 shares held in Space Development Institute (where Mr. Benson is a member of the Board of Directors along with Susan C. Benson) and beneficial ownership in vested options on 510,000 shares (which may constitute community property with Susan C. Benson). In addition, Mr. Benson has an undivided beneficial ownership interest in unvested options on 2,000,000 shares which may constitute community property with Susan C. Benson. The unvested options are not expected to vest within the next 60 days and will expire on July 16, 2005 if not vested prior to that date. Mr. Benson disclaims ownership of shares held by children.

(3) Represents 3,000,000 shares held directly by Ms. Susan Benson as a result of a stipulated order entered May 24, 2005 identifying the shares as a separate property asset of Mrs. Benson, plus beneficial ownership in 2,692,294 shares held jointly with James W. Benson, indirect beneficial ownership interest in 497,413 shares held in Space Development Institute (where Ms. Benson is a member of the Board of Directors along with James W. Benson) and beneficial ownership in vested options issued in the name of James W. Benson on 510,000 shares (which may constitute community property with James W. Benson). In addition, Ms. Benson has an undivided beneficial ownership interest in unvested options issued in the name of James W. Benson on 2,000,000 shares which may constitute community property with James W. Benson. The unvested options are not expected to vest within the next 60 days and will expire on July 16, 2005 if not vested prior to that date. Ms. Benson disclaim ownership of shares held by their children.

(4) Mr. Slansky owns 83,544 shares of which 38,462 shares he purchased for cash in a private transaction with Mr. Skarupa, the Company's former Vice President of Operations and an additional 38,462 shares Mr. Slansky bought by exercising his warrant rights which were also purchased from Mr. Skarupa. In addition, Mr. Slansky holds vested options on 332,000 shares. Mr. Slansky also holds unvested options on 418,000 common shares which are not expected to vest within the next 60 days.

(5) Mr. Macklin owns 230,073 shares and vested options on 13,000 shares. Mr. Macklin also holds unvested options on 40,000 common shares which will not vest within the next 60 days.

(6) Mr. Simpson owns 3,366 shares of our common stock, and holds vested options on 132,500 shares of our common stock and unvested options on 117,500 common shares which will not vest within the next 60 days.

(7) Mr. Grosvenor owns 1,330,376 shares of our common stock of which 665,188 were bought by exercising warrants that he purchased in our private placement. On May 6, 2003, Mr. Grosvenor was granted options on 19,615 shares, which he forfeited upon his resignation from the Board on September 15, 2003.

(8) Mr. Huntress owns 8,868 shares of our common stock. Mr. Huntress also holds vested options on 131,647 common shares, which he received as compensation for his participation on our Board of Directors. In addition, Mr. Huntress holds unvested options on 94,500 shares which will not vest within the next 60 days.

(9) Mr. Blake owns 30,612 shares of our common stock and holds vested warrants for 30,612 common shares that he purchased in our private placement. Mr. Blake also holds vested options on 119,206 common shares, which he received as compensation for his participation on our Board of Directors. In addition, Mr. Blake has unvested options on 93,000 shares which will not vest within the next 60 days.

                                       10
                                      PAGE

(10) General Estes III holds vested options on 99,167 common shares, which he received as compensation for his participation on our Board of Directors. In addition, General Estes III holds unvested options on 64,500 shares which will not vest within the next 60 days.

(11) Mr. Walker holds vested options on 85,667 common shares, which he received as compensation for his participation on our Board of Directors. In addition, Mr. Walker holds unvested options on 52,500 common shares which will not vest within the next 60 days.

(12) Mr. Schaffer owns 128,206 shares of which 64,103 were converted from warrants. In 2003, as part of the Company's convertible debt repayment, Mr. Schaffer forgave warrants for 64,103 common shares and converted $25,000 of his debt to the Company into 64,103 shares. Mr. Schaffer also holds vested options on 90,000 common shares, which he received as part of his compensation package as Vice President of Product Development and Marketing. In addition, Mr. Schaffer holds unvested options on 36,000 common shares, which he received as compensation for his participation on our Board of Directors, which will not vest within the next 60 days.

(13) Mr. McClendon holds vested options on 72,960 common shares, which he received as compensation for his participation on our Board of Directors. In addition, Mr. McClendon holds unvested options on 90,000 common shares which will not vest within the next 60 days.

(14) Officers and directors as a group include our nine Board members, two of whom are also officers of the Company, and Messrs. Simpson, and Macklin, who are officers of the Company. For purposes of calculating total shares and percentage held by all officers and directors as a group, shares held by James W. Benson and Susan C. Benson were calculated as follows:
     3,000,000 shares held as separate property of Mr. Benson, 3,000,000 shares held as separate property by Ms. Benson, 2,692,294 shares held jointly by Mr. and Ms. Benson, 497,413 shares held by Space Development Institute and fully vested options on 510,000 shares currently held in the name of Mr. Benson but which may constitute a community property asset of Mr. Benson and Ms. Benson.

BOARD  OF  DIRECTORS  AND  ITS  COMMITTEES

     Meetings of the Board and its Committees. Our Board of Directors took action five (5) times during the last fiscal year: all five (5) times at regular or special meetings attended by a majority of the members of the Board either personally or telephonically. Our Audit Committee took separate action four (4) times during the last fiscal year, each time at a regular or special meeting attended by a majority of the members of the committee either personally or telephonically. Neither our Nominating and Corporate Governance Committee nor our Compensation Committee met during the fiscal year ended December 31, 2004.

     Audit Committee. We have a standing audit committee comprised of Messrs. Blake (Chairman) and McClendon and Dr. Huntress, all of whom are independent within the meaning of Exchange Act Rule 10A-3. On April 19, 2002, the Board of Directors adopted and approved a charter for the Audit Committee, which is attached as Appendix B to the Company's Definitive Proxy Statement filed July 7, 2004. The primary function of the Audit Committee is to assist the Board of Directors in fulfilling its oversight responsibilities by reviewing the financial information that will be provided to the stockholders and others, the preparation of the Company's internal financial statements, and the Company's audit and financial reporting process. In addition, our Audit Committee is responsible for maintaining free and open lines of communication among the committee, the independent auditors and management. Our Audit Committee consults

                                       11
                                      PAGE

with the Company's management and independent auditors prior to the presentation of financial statements to stockholders and, as appropriate, initiates inquiries into various aspects of the Company's financial affairs. The committee is also responsible for considering and recommending the appointment of and reviewing fee arrangements with our independent auditors. It is not responsible for preparing the Company's financial statements or for planning or conducting the audits. Our Audit Committee took separate action four (4) times during the last fiscal year, each time at a regular or special meeting attended by a majority of the members of the committee either personally or telephonically.

     Compensation Committee. Our Compensation Committee, established on March 25, 2004, is comprised of Messrs. McClendon (Chair) and Blake and General Estes. Each member of the Compensation Committee is independent within the meaning of the listing standards for The Nasdaq Stock Market and SEC rules. The Committee is required to maintain a minimum of three (3) members. The Compensation Committee is responsible for: (a) determining or recommending to our Board of Directors for determination the compensation and benefits of all of our executive officers; (b) reviewing our compensation and benefit plans to ensure that they meet corporate objectives; (c) administering our equity compensation plans; and (d) such other matters as are specifically delegated to the Compensation Committee by our Board of Directors from time to time or which are otherwise included in the Committee's charter, which is available via our website at www.spacedev.com. The Comepnsation Committee did not meet during the fiscal year ended December 31, 2004. It has met one time during fiscal 2005.

     Nominating and Corporate Governance Committee. Our Nominating and Corporate Governance Committee, established March 25, 2004, is comprised of General Estes (Chair), Dr. Huntress and Mr. Walker. Each member of the Nominating and Corporate Governance Committee is independent within the meaning of the listing standards for The Nasdaq Stock Market and SEC rules. The Committee is required to maintain a minimum of three (3) members.

     The Nominating and Corporate Governance Committee has the responsibility to identify, evaluate, recruit and recommend qualified candidates to the Board of Directors for nomination or election. Each of the director nominees included in this Proxy Statement were recommended by the Nominating and Corporate Governance Committee. In addition, it is the responsibility of the Committee to make recommendations to the Board of Directors regarding the size and composition of the Board of Directors, committee structures and makeup, monitor our performance in meeting our obligations of fairness in internal and external matters and our principles of corporate governance, and such other matters that are specifically delegated to the Committee by our Board of Directors from time to time or which are otherwise included in the Committee's charter, which is available via our website at www.spacedev.com. The Nominating and Corporate Governance Committee did not meet during the fiscal year ended December 31, 2004. It has met one time during fiscal 2005.

     The Board of Directors has as an objective that its membership be composed of experienced and dedicated individuals with diversity of backgrounds, perspectives and skills. The Nominating and Corporate Governance Committee will select candidates for director based on their character, judgment, diversity of experience, business acumen, and ability to act on behalf of all stockholders based on standards outlined in its written charter. Each of the director nominees set forth on the Proxy were selected by the Nominating and Corporate Governance Committee based on his or her experience in management or accounting and finance, or industry and technology knowledge, personal and professional ethics, and the willingness and ability to devote sufficient time to effectively carry out his duties as a director.

                                       12
                                      PAGE

     Any shareholder who desires to recommend a nominee for director must submit a letter, addressed to the Secretary, SpaceDev, Inc., 13855 Stowe Drive, Poway, California 92064, which is clearly identified as a "Director Nominee Recommendation." All recommendation letters must identify the author as a shareholder and provide a brief summary of the candidate's qualifications, as well as contact information for both the candidate and the shareholder, to enable the Committee to contact the nominee for additional information to evaluate the person's qualifications against established criteria. Any shareholder nominee will be required to meet the criteria established by the Committee and will be interviewed by at least one member fo the Committee. If the nominee is found to be eligible during the initial interview, the nominee will then be invited to meet with the full Committee or the Board fo Directors for further evaluation. The Committee will consider all proposed nominees whose names are submitted in accordance with the above-stated requirements.

     Shareholder Communication With The Board of Directors. Shareholders may communicate with the Board of Directors, including the non-management directors, by sending a letter to our Board of Directors, c/o Secretary, SpaceDev, Inc., 13855 Stowe Drive, Poway, California 92064 for submission to the Board or Committee or to any specific director to whom the correspondence is directed. Stockholders communicating through this means should include with the correspondence evidence, such as documentation from a brokerage firm, that the sender is a current stockholder of the Company. Our Secretary will direct the correspondence to the Chair of the Board, the appropriate committee or the specific director, as applicable.

     Company Code of Conduct And Ethics. The Board has adopted a Code of Conduct and Ethics that applies to the Company's directors, officers and employees, A copy of this policy is available via our website at www.spacedev.com. We have also filed a copy of the Code of Conduct and Ethics with the SEC as an exhibit to our Annual Report on Form 10-KSB for fiscal year ended 2002, filed on March 28, 2003.

DIRECTOR  COMPENSATION

     At our annual meeting on July 16, 2000, our Board of Directors adopted a compensation plan for independent directors whereby they received options for attending meetings of the Board as follows: each such director received an option to purchase 5,000 shares for each of two telephonic meetings attended per year, and an option to purchase 10,000 shares for each of two meetings attended in person per year. These directors did not receive additional compensation for attending meetings in excess of those described above. In addition to the above, independent directors received $5,000 in options on the date of election or appointment. All such options were issued pursuant to our 1999 Incentive Stock Option Plan at fair market value as of the date of the meeting attended, were set up to vest 50% on the first anniversary date of the date of grant and 50% on the second anniversary date of the date of grant and expire on the five-year anniversary of the grant date.

On March 25, 2004, our Board of Directors modified our compensation plan for independent directors. Under the modified plan, independent directors receive options for attending meetings of the Board as follows: each director shall receive an option to purchase 6,000 shares for each telephonic meeting attended and an option to purchase 12,000 shares for each meeting attended in person, with a cap of options on 36,000 shares per year. Our directors will also receive compensation for attending committee meetings as follows: each director shall receive an option to purchase 5,000 shares for each Audit Committee meeting attended, each director shall receive an option to purchase 2,500 shares for each Compensation Committee meeting attended and each director shall receive an option to purchase 2,500 shares for each Nominating/Governance Committee meeting attended, which options shall not be subject to a cap. In addition to the above, independent directors will receive 5,000 options on the date of

                                       13
                                      PAGE

election or appointment. All such options will be issued pursuant to the Plan at fair market value as of the date of the meeting attended, will vest 50% on the first anniversary date of the date of grant and 50% on the second anniversary date of the date of grant and will expire on the three-year anniversary of the grant date. The following table sets forth the remuneration paid to our directors during the fiscal year ended December 31, 2004 under this compensation plan. We do not pay directors, who are also our officers, additional compensation for their service as directors.


                                Cash Compensation                    Security Grants
                               ---------------------------------     ---------------

                               Annual       Meeting   Consulting     Number of   Number of
                               Retainer     Fees      Fees/Other     Shares      Securities
                               Fees                   Fees                       Underlying
                                                                                 Options/SARs
-----------------------------  --------     -------   ----------     ---------   ------------
Name
-----------------------------  --------     -------   ----------     ---------   ------------
James W. Benson . . . . . . .         -           -            -             -              -
-----------------------------  --------     -------   ----------     ---------   ------------
Richard B. Slansky. . . . . .         -           -            -             -              -
-----------------------------  --------     -------   ----------     ---------   ------------
Stuart Schaffer . . . . . . .         -           -            -             -              -
-----------------------------  --------     -------   ----------     ---------   ------------
Wesley T. Huntress. . . . . .         -           -            -             -         75,000
-----------------------------  --------     -------   ----------     ---------   ------------
Curt Dean Blake . . . . . . .         -           -            -             -         74,000
-----------------------------  --------     -------   ----------     ---------   ------------
General Howell M. Estes, III.         -           -            -             -         30,000
-----------------------------  --------     -------   ----------     ---------   ------------
Robert S. Walker. . . . . . .         -           -            -             -         18,000
-----------------------------  --------     -------   ----------     ---------   ------------
Scott McClendon . . . . . . .         -           -            -             -         75,000
-----------------------------  --------     -------   ----------     ---------   ------------

     The Company does not maintain any pension, retirement or other arrangements other than as disclosed in the following table for compensating its Directors.

EXECUTIVE  OFFICERS

     Certain information about the current executive officers of the Company is set forth below. Each executive officer of the Company may be removed from office at any time by a majority of the Company's Board of Directors with or without cause.

     James W. Benson, age 60, is our founder and has served as our Chief Executive Officer and Chairman of the Board since inception. Mr. Benson started the trend of successful computer entrepreneurs moving into the entrepreneurial space arena. In 1984, Mr. Benson founded Compusearch Corporation (later renamed Compusearch Software Systems) in McLean, Virginia. The company was based on the first development of software algorithms and applications for personal computers and networked servers to create full text indexes of massive government procurement regulations and to provide instant full text searches for any word or phrase; the first instance of large scale, commercial implementation of PC-based full text searching, which later grew to encompass such systems as worldwide web search engines. Seeing related opportunities in document and image management, Mr. Benson started the award-winning ImageFast Software Systems in 1989, which later merged with Compusearch. In 1995, Mr. Benson sold Compusearch and ImageFast, and retired at age fifty. After months of research, Mr. Benson started SpaceDev, Inc., a Nevada corporation, which was acquired by us in October 1997. Mr. Benson holds a Bachelor of Science degree in Geology from the University of Missouri. He founded the non-profit Space Development Institute, and introduced the $5,000 Benson Prize for Amateur Discovery of Near Earth Objects. He is also Vice-Chairman and private sector representative on NASA's national Space Grant Review Panel, and is a member of the American Society of Civil Engineers subcommittee on Near Earth Object Impact Prevention and Mitigation. Mr. Bensoon currently sits on the Board of Directors of Space Development Institute, a non-profit organization founded by Susan C. Benson and himself.

                                       14
                                      PAGE

     Richard B. Slansky, age 48, is currently our President, Chief Financial Officer, Director and Corporate Secretary. He joined us on February 10, 2003 as Chief Financial Officer and Corporate Secretary. In November 2004, he was appointed as President and Director. Mr. Slansky served as interim Chief Executive Officer, interim Chief Financial Officer, and Director for Quick Strike Resources, Inc., an IT training, services and consulting firm, from July 2002 to February 2003. Previously, Mr. Slansky served as Chief Financial Officer, Vice President of Finance, Administration and Operations and Corporate Secretary for Path 1 Network Technologies, Inc., a public company focused on merging broadcast and cable quality video transport with IP networks from May 2000 to July 2002. Before his tenure at Path 1, Mr. Slansky served as President, Chief Financial Officer and member of the Board of Directors of Nautronix, Inc., a marine electronics/engineering services company, from January 1999 to May 2000. Prior to Nautronix, Mr. Slansky served as Chief Financial Officer of Alexis Corporation, an international pharmaceutical research products technology company, from August 1995 to January 1999. He also served as President and Chief Financial Officer of C-N Biosciences, formerly Calbiochem, from July 1989 to July 1995. Mr. Slansky is currently serving on the Board of Directors of two privately held high technology companies, including Sicomment, Inc., one closely held, private real estate company and the Girl Scouts of San
Diego and Imperial Counties. Mr. Slansky earned a bachelor's degree in economics and science from the University of Pennsylvania's Wharton School of Business and a master's degree in business administration in finance and accounting from the University of Arizona.

     Frank Macklin, age 48, was appointed as our Vice President of Engineering in 2004. Mr. Macklin has been our chief engineer of hybrid propulsion systems and the technical leader for our National Reconnaissance Office funded SPOTV Hybrid System Definition study, and is acting chief engineer for our Maneuvering and orbital Transfer Vehicle Hybrid Technology Development and X-Motor Development. Mr. Macklin was a founder of Integrated Space Systems, Inc., which was acquired by SpaceDev in 1998. Prior to his work at Integrated Space Systems, Mr. Macklin worked at the General Dynamics Space Systems Division in San Diego from January 1987 to December 1994. During his tenure at General Dynamics, Mr. Macklin integrated a new guidance system onto the new generation of Atlas launch vehicles and became intimately familiar with all aspects of vehicle flight software and hardware. He also designed and implemented diverse ground guidance performance and analysis software systems, became a complete end-to-end systems expert, and served as the guidance system expert on the elite "tiger team" sent to support all launches. Prior to General Dynamics, Mr. Macklin served as a member of the Peacekeeper developmental launch team at Vandenberg Air Force Base from March 1984 to December 1986, where he was responsible for the $30M guidance and control system, led a group of 30 industry engineers and gave the final guidance system go/no-go for launch. Mr. Macklin is a California State registered professional electrical engineer with more than 20 years of experience with launch vehicles, ground launch control systems, launch sites and launch teams. Mr. Macklin received his BSEE from San Diego State University and is a California Board Certified Professional Engineer.

     Randall K. Simpson, age 58, is our Vice President of New Business Development and Project Management and joined us in January 2004. Mr. Simpson has over 30 years of diversified experience in business development, product definition, engineering development and support for aerospace, commercial and international customers. From October 2000 to January 2004, Mr. Simpson served as Assistant Vice President of Program Management for Alvarion, Inc., a high technology commercial communications firm. From March 1997 to September 2000, Mr. Simpson was Vice President of Engineering for Cubic Defense Systems, an engineering and production company providing military training ranges, laser instrumentation products, space avionics and battlefield communications equipment. From November 1992 to February 1997, Mr. Simpson was Program Director for Advanced Test Systems and Engineering Director for GDE Systems, which develops, integrates and produces test equipment for advanced electronic aircraft, munitions, space launch, satellite and telecommunications systems. Mr. Simpson began his career at General Dynamics/Convair where he held various positions. Mr. Simpson received both his BSEE and MSEE from San Diego State University.

                                       15
                                      PAGE

Biographical information for each of the Company's non-executive officer directors is set forth across from such person's name on the table of "nominees" listed above. Each nominee is a current member of the Company's Board of Directors.

     EXECUTIVE  OFFICER  COMPENSATION

     During the fiscal years ended December 31, 2002, 2003 and 2004, the Company granted options to certain of its officers as compensation for their services pursuant to the Company's stock option plan. Total compensation paid to officers of the Company for its past three fiscal years is set forth below:

                           SUMMARY COMPENSATION TABLE


                                                                       Long Term Compensation
                                                                   -----------------------------------------

                                Annual Compensation                  Awards                      Payouts
                                ----------------------               ----------                  --------

Name and Principal Position(1)  Year  Salary  Bonus  Other Annual  Restricted     Securities      LTIP Payouts  All Other
                                      ($)     ($)    Compensation  Stock Award(s) Underlying      ($)           Compensation
                                                     ($)           ($)            Options/ SARs #               ($)
------------------------------  ----  ------- ------ -------------  --------------  ------------   ------------  -----------
James W. Benson, CEO (2) . . .  2002  141,325      -          -                 -     10,000(2)              -             -
.. . . . . . . . . . . . . . .   2003  150,000      -          -                 -            -               -             -
.. . . . . . . . . . . . . . .   2004  177,923 40,000        3,894               -            -               -             -

Richard B. Slansky, President,  2002        -      -          -                 -            -               -             -
.. .  . . . . . . .  CFO. . . . .2003   94,625      -          -                 -    355,000(3)              -         1,183
.. . . . . . . . . . . . . . .   2004  150,000      -          -                 -    395,000(3)              -        27,672

Randall K. Simpson, V.P. . . .  2002        -      -          -                 -            -               -             -
...New Business Development. . ..2003        -      -          -                 -            -               -             -
.. . . . . . . . . . . . . . .   2004  114,231      -          -                 -    250,000(4)              -             -

Frank Macklin, V.P. . .. . . .  2002        -      -          -                 -            -               -             -
...             Engineering. . ..2003        -      -          -                 -            -               -             -
.. . . . . . . . . . . . . . .   2004  109,110      -          -               -     50,000(5)              -           4,067

------------------------------  ----  ------- ------ -------------  --------------  ------------   ------------  -----------
------------------------------  ----  ------- ------ -------------  --------------  ------------   ------------  -----------

(1) The table includes information as to the Chief Executive Officer and highest paid officers of the Company for the last fiscal year, including persons whose information would have been required but for the fact that they were not serving as officers of the Company at its fiscal year end. For purposes of the table, only persons whose total annual salary and bonus exceeded $100,000 have been included.

(2) Mr. Benson was awarded options on 10,000 shares in 2001 as a part of an annual award of options to our employees. The options are incentive stock options and were granted with an exercise price equal to 110% of the fair market value of our common stock on the date of grant. The options are fully vested.

(3) Mr. Slansky was awarded options on up to 385,000 shares in 2003 as part of his employment agreement, with 25,000 vested immediately, 180,000 vesting in six-month increments over five years and the remaining based on performance criteria established by the CEO. The timeframe for certain performance criteria lapsed in 2003 and options on 30,000 shares not earned were forfeited; thereby, reducing Mr. Slansky's potential securities underlying options to a maximum of 355,000, as illustrated above. Mr. Slansky was awarded options on up to 395,000 shares in 2004 as part of an overall option normalization and based on positions held; and these options vest based on the following: options on 197,500 shares vesting in six-month

                                       16
                                      PAGE

     increments over five years and the remaining vest based on performance criteria established by the CEO, as approved by the Board. Mr. Slansky received additional compensation of $27,672 in 2004 and $1,183 in 2003 for raising additional capital for the Company. As part of Mr. Slansky's employment agreement, Mr. Slansky receives a one percent (1%) fee on funds raised below $1.00 per share and a four percent (4%) fee on funds raised above $1.00 per share.

(4) Mr. Simpson was awarded options on up to 250,000 shares in 2004 as part of his employment agreement, with 125,000 vesting in six-month increments over five years and the remaining vest based on performance criteria established by the CEO or President, as approved by the Board.

(5) Mr. Macklin was awarded options on up to 50,000 shares in 2004 as part of an overall option normalization and based on positions held; and these options vest based on six-month increments over five years. Mr. Macklin received additional compensation of $4,067 in 2004 for additional work done on various programs.

     During the last fiscal year and as of December 31, 2004, the Company granted stock options to executive officers as set forth in the following table:


                      OPTION/SAR GRANTS IN LAST FISCAL YEAR

Individual Grants
------------------
Name . . . . . . .  Number of Securities   % of Total Options/SARs   Exercise of Base   Expiration
                    Underlying             Granted to Employees in   Price ($/Sh)       Date
                    Options/SARs           Fiscal Year
                    Granted (#)
------------------  --------------------   -----------------------   ----------------   ------------

James W. Benson                        0                         0                  0              0

Richard B. Slansky               395,000                       18%               0.92      3/25/2010

Randall K. Simpson               250,000                       11%               1.19      1/26/2010

Frank Macklin                     50,000                        2%               0.92      3/25/2010
------------------  --------------------   -----------------------   ----------------   ------------

     As of December 31, 2004, the Company had vested and unvested securities underlying stock options to executive officers as set forth in the following table:

 AGGREGATE OPTION/SAR EXERCISES IN LAST FISCAL YEAR AND FY-END OPTION/SAR VALUES




                                                         Number of Securities Underlying          Value of Unexercised In-the-Money
                                                         Unexercised Options/SARs at FY-End (#)   Options/SARs at FY- End ($)
                                                         --------------------------------------   ---------------------------------


                                                         Exercisable/                              Exercisable/
Name . . . . . . .  Shares Acquired on  Value Realized   Unexercisable                             Unexercisable(1)
                    Exercise (#)        ($)
------------------  ------------------  --------------   --------------------------------------   ---------------------------------
James W. Benson. .                   0               0                                 255,000/                            254,734/
------------------  ------------------  --------------   --------------------------------------   ---------------------------------
                                                                                      1,000,000                             375,000
------------------  ------------------  --------------   --------------------------------------   ---------------------------------
Richard B. Slansky                   0               0                                  276,250/                           184,860/
------------------  ------------------  --------------   --------------------------------------   ---------------------------------
                                                                                        473,750                             359,590
------------------  ------------------  --------------   --------------------------------------   ---------------------------------
Randall Simpson                      0               0                                   12,500/                            14,875/
------------------  ------------------  --------------   --------------------------------------   ---------------------------------
                                                                                        237,500                             282,625
------------------  ------------------  --------------   --------------------------------------   ---------------------------------
Frank Macklin                        0               0                                    8,000/                            48,583/
------------------  ------------------  --------------   --------------------------------------   ---------------------------------
                                                                                         45,000                              41,400
------------------  ------------------  --------------   --------------------------------------   ---------------------------------


(1) For purposes of determining whether options are "in-the-money," we defined fair market value as the five-day weighted average of the closing price of our common stock on the Over-The-Counter Bulletin Board as of June 23, 2005, or $1.56 per share. All the options listed on the table are "in-the-money," except unvested options on 750,000 of Mr. Benson's shares.

                                       17
                                      PAGE

     PERQUISITES

     We provide our Chief Executive Officer, Mr. Benson, with a few perquisites, including a cell phone with basic coverage and charges, an annual membership to alpha trader.com, annual air travel club memberships and a monthly hosting on web site works. Although the value of these perks is not substantial, we believe these perks are an important component of chief executive officer compensation.

     EMPLOYMENT  AGREEMENTS

     On November 21, 1997, we entered into a five-year employment agreement with our CEO, Mr. Benson. This agreement provides for compensation of salary and stock as well as stock options. This agreement also prohibits Mr. Benson from competing with us, disclosing any confidential information, or soliciting any of our employees or customers for one year after termination of employment. Our Board of Directors revised Mr. Benson's employment agreement at its meeting on July 16, 2000. This employment contract supersedes the previous agreement. The term of this revised employment contract is for a period of five (5) years from July 16, 2000. The revised agreement provides for the grant of options to purchase up to 4,000,000 shares of our common stock upon the occurrence of certain events, of which options for 2,500,000 have been granted, 500,000 of which are currently vested. All granted but unvested options will expire on July 16, 2005.

     On May 17, 2002, we entered into an "at-will" employment agreement with Mr. Schaffer. The agreement provided for Mr. Schaffer's compensation of salary, benefits and options to purchase up to 450,000 shares of our common stock. On July 2, 2003, we entered into a Confidential Separation Agreement and General Release with Mr. Schaffer. The agreement provided for Mr. Schaffer to receive salary and benefits until August 8, 2003 and for the resignation of Mr. Schaffer as an officer, but not as a director. In exchange for a release of claims and other promises set forth in the agreement, Mr. Schaffer retained certain exercise rights on his vested options of 90,000 shares until the earlier of (i) eighteen (18) months from his resignation as a member of our Board of Directors or other subsequent consulting relationship with us, or (ii) July 19, 2008. After August 8, 2004, Mr. Schaffer was eligible for stock options related to attending Board Meetings pursuant to a separation agreement that Mr. Schaffer signed with us, even though he is not considered an independent director due to his recent employment with us. No options have been issued to Mr. Schaffer for attendance at Board meetings as of the date of this Proxy Statement.

     On February 14, 2003, we entered into an "at-will" employment agreement with Mr. Slansky. The agreement provided for Mr. Slansky's compensation of salary, benefits, performance bonuses and options to purchase up to 385,000 shares of our common stock, (which was subsequently reduced to 355,000 due to a missed vesting incentive for options on 30,000 shares). The agreement also provided for severance under certain termination provisions and prohibits Mr. Slansky from soliciting our employees or competing with us if he were to leave the Company. Mr. Slansky received additional compensation of $27,672 in 2004 and $1,183 in 2003 for raising additional capital for the Company. As part of Mr. Slansky's employment agreement, Mr. Slansky receives a one percent (1%) fee on funds raised below $1.00 per share and a four percent (4%) fee on funds raised above $1.00 per share.

     On November 17, 2003, we entered into an "at-will" employment relationship with Mr. Dario ("Dan") DaPra to become our Vice President of Engineering. Our offer letter provided for Mr. DaPra's compensation of salary, benefits and options to purchase up to 250,000 shares of our common stock. The offer letter also provided for severance under certain termination provisions and prohibits Mr. DaPra from soliciting our employees or competing with us. Mr. DaPra resigned on March 5, 2004 and subsequently entered into a Confidential

                                       18
                                      PAGE

Separation Agreement and General Release with us. The Agreement provided for Mr. DaPra to receive one-half pay through April 30, 2004 in lieu of severance, and to retain options on 40,000 shares of our stock with the ability to exercise those options until October 31, 2004.

     EMPLOYEE  BENEFITS

     At our 1999 Annual Stockholder Meeting, the shareholders adopted an Incentive Employee Stock Option Plan under which the Board of Directors had the ability to grant our employees, directors and affiliates Incentive Stock
Options, non-statutory stock options and other forms of stock-based compensation, including bonuses or stock purchase rights. Incentive Stock Options, which provide for preferential tax treatment, are only available to employees, including officers and affiliates, and may not be issued to non-employee directors. The exercise price of the Incentive Stock Options must be 100% of the fair market value of the stock (110% for stockholders holding 10% or more of our outstanding voting stock) on the date the option is granted. Pursuant to our plan, the exercise price for the non-statutory stock options may not be less than 85% of the fair market value of the stock on the date the option is granted. We are required to reserve an amount of common shares equal to the number of shares which may be purchased as a result of awards made under the Plan at any time.

     At the 2000 Annual Stockholder Meeting, the shareholders approved an amendment to the Stock Option Plan of 1999, increasing the number of shares eligible for issuance under the Plan to 30% of the then outstanding common stock and allowing the Board of Directors to make annual adjustments to the Plan to maintain a 30% ratio to outstanding common stock at each annual meeting of the Board of Directors. The Board, at its annual meetings in 2001 and 2002, made no adjustment, as a determination was made that the number of shares then available under the Plan was sufficient to meet the Company's then current needs. All shares issuable under the 1999 Incentive Stock Option Plan have been issued or are in reserve subject to outstanding awards under the plan. The plan is, therefore, no longer in use except as necessary for the exercise of those outstanding options.

     At our 2004 Annual Stockholder Meeting, held on August 5, 2004, the stockholders adopted a 2004 Equity Incentive Plan. The 2004 Equity Incentive Plan authorized and reserved for issuance under the Plan 2,000,000 shares of our common stock. The 2004 Equity Incentive Plan is an important part of our total compensation program because competitive benefit programs are a critical component of our efforts to attract and retain qualified employees, directors and consultants. Options granted under the plan may be Incentive Stock Options or non-statutory stock options, as determined by the Board of Directors or a committee appointed by the Board of Directors at the time of grant. Limited rights and stock awards may also be granted under the Plan. As of December 31, 2004, 6,184,698 shares were authorized for issuance under the 1999 Stock Option Plan and the 2004 Equity Incentive Plan, 3,878,766 of which are currently subject to outstanding options and awards and options on 1,005,035 shares were exercised in 2004. Of the outstanding and vested options, 12,500 will expire if not exercised within 60 days of June 23, 2005. During 2004, we issued non-statutory options to purchase 272,000 shares to our independent directors for attendance at our 2004 Board of Directors meetings.

     The 1999 Stock Option Plan was registered with the U.S. Securities & Exchange Commission on Form S-8 on October 5, 2000. Shares issuable under the 2004 Equity Incentive Plan were registered on Form S-8 on March 28, 2005.

     In addition to the 1999 Stock Option Plan and the 2004 Equity Incentive Plan, our shareholders adopted the 1999 Employee Stock Purchase Plan, which

                                       19
                                      PAGE

authorized our Board of Directors to make twelve consecutive offerings of our common stock to our employees. The 1999 Employee Stock Purchase Plan has been instituted and the first employees enrolled in the plan in August 2003. The first shares of common stock were issued under the Plan in February 2004 and every six-month anniversary thereafter. The 1999 Employee Stock Purchase Plan expired in June 2005; however, the Board authorized a one-year extension of the plan at their meeting in November 2004, while the Compensation Committee reviews the value of the plan to employees and the desire for its continuance.

     We also offer a variety of health, dental, vision, 401(k) and life insurance benefits to our employees in conjunction with our co-employment partner, Administaff.

EQUITY  COMPENSATION  PLAN  INFORMATION





                                            (a)                  (b)                         (c)
------------------  ---------------------------  -------------------  --------------------------

Plan category. . .  Number of securities         Weighted-average     Number of securities
                    to be issued upon            exercise price of    remaining available for
                    exercise of outstanding      outstanding          future issuance under
                    issuance options, warrants   options, warrants    equity compensation plans
                    and rights                   and rights           (excluding securities
                    reflected in column (a))
------------------  ---------------------------  -------------------  --------------------------
Equity
compensation plans                    3,878,766  $              1.05                   1,263,897
approved by
security holders

------------------  ---------------------------  -------------------  --------------------------
Equity . . . . . .                    2,500,000  $              2.00                           0
compensation plans
not approved by
security holders

------------------  ---------------------------  -------------------  --------------------------
Total. . . . . . .                    6,378,766  $              1.50                   1,263,897
------------------  ---------------------------  -------------------  --------------------------

CERTAIN  RELATIONSHIPS  AND  RELATED  TRANSACTIONS

     James W. Benson, our Chief Executive Officer and Chairman of the Board of Directors, and Susan Benson, our former Corporate Secretary, are married but separated. Mr. Benson has personally guaranteed the building lease on our facility and has placed his home in Poway as collateral.

     One of our independent directors, Robert S. Walker, is a principal of Wexler & Walker Public Policy Associates, a Washington-based, full-service government relations firm founded in 1981. Wexler & Walker principals have served in Congress, in the White House and federal agencies, as congressional staff, in state and local governments and in political campaigns. Wexler & Walker is a leader on the technology issues of the twenty-first century. During 2002, the Company paid consulting fees to Hill and Knowlton, Inc., an affiliate of Wexler & Walker, in an approximate amount of $56,000. We did not incur consulting fees with Hill and Knowlton, Inc. in 2003 or 2004, nor do we expect to in the future.

     In December 2001, we entered into a consulting agreement with one of our independent directors, Curt D. Blake, pursuant to which Mr. Blake agreed to perform certain services for us and identify and qualify significant investors and potential acquisition targets for us. Under the agreement, Mr. Blake was to receive compensation, in cash and non-statutory stock options, for his services. In addition, Mr. Blake was to receive a cash finder's fee plus a common stock grant for all monies raised as a result of introductions made by him. However, as a result of the independence rules imposed by the Sarbanes-Oxley Act of 2002,

                                       20
                                      PAGE

Mr. Blake voluntarily terminated his agreement with us on November 25, 2002. We made no payments to Mr. Blake in 2004 and 2003, other than reimbursement of Board-related travel expenses.

     From October 14, 2002 through November 14, 2002, we sold an aggregate of $475,000 of 2.03% convertible debentures to three of our then directors and officers. The total funding was completed on November 14, 2002. The convertible debentures entitled the holder to convert the principal and unpaid accrued interest into our common stock when the note matured. The notes originally were set to mature six (6) months from issue date and were subsequently extended to twelve (12) months from issue date on March 19, 2003. The convertible debentures were exercisable into a number of our common shares at a conversion price that equaled the 20-day average asking price less 10%, which was established when the note was issued. Concurrent with the issuance of the convertible debentures, we issued to the subscribers, warrants to purchase up to 1,229,705 shares of our common stock. These warrants were exercisable for three (3) years from the date of issuance at the initial exercise price. The warrants were valued using the Black-Scholes pricing model based on the expected fair value at issuance and the estimated fair value was recorded as debt discount. See Note 8(c) to our Consolidated Financial Statements for discussion of the terms of the warrants. The debt discount was amortized as additional interest expense over the term of the convertible debentures. On September 5, 2003, we repaid one-half of the convertible notes, with the condition that the note holders would convert the other half. Also, as a condition of the partial repayment, the note holders were required to relinquish one-half of the previously issued warrants. Finally, as additional consideration for the transaction, the note holders were offered 5% interest on their notes, rather than the stated 2.03% for a total of $18,161 of interest expense. All the note holders accepted the offer and the convertible notes were retired. As of December 31, 2003, we recorded a credit of $88,408, as debt discount recovery; therefore, for the year ending December 31, 2003, the debt discount expense was $112,500. The Company also expensed $131,411 for non-cash loan fee expense related to the convertible note. Fair market value of the stock was determined by discounting the closing market price on the date of the transaction by 20%, based on the nature of the restricted securities. Of the 614,852 remaining warrants, all were exercised in 2004 and none remained outstanding at December 31, 2004.

     In April 2005, Mr. Schaffer accepted a position as president of vendor affairs for a small private company, Sicommnet, Inc. Messrs. McClendon and Slansky currently sit on the board of directors for Sicomment, Inc. Although no conflict of interest is apparent, Messrs. Schaffer, McClendon and Slansky have disclosed the relationship to us.

     On February 14, 2003, we entered into an "at-will" employment agreement with Mr. Slansky. The agreement provided for Mr. Slansky's compensation of salary, benefits, performance bonuses and options to purchase up to 385,000 shares of our common stock, (which was subsequently reduced to 355,000 due to a missed vesting incentive for options on 30,000 shares). The agreement also provided for severance under certain termination provisions and prohibits Mr. Slansky from soliciting our employees or competing with us if he were to leave the Company. Mr. Slansky received additional compensation of $27,672 in 2004 and $1,183 in 2003 for raising additional capital for the Company and is expected to receive in excess of $100,000 in such fees in 2005. As part of Mr. Slansky's employment agreement, Mr. Slansky receives a one percent (1%) fee on funds raised below $1.00 per share and a four percent (4%) fee on funds raised above $1.00 per share.

                                       21
                                      PAGE

SECTION  16(A)  BENEFICIAL  OWNERSHIP  REPORTING  COMPLIANCE

     Based upon a review on the Forms 3 and 4 furnished to us with respect to our most recent fiscal year, each of the Directors and/or Executive Officers timely filed his initial Form 3 and Form 4 under Section 16(a) of the Securities and Exchange Act of 1934 during 2003 with the following exceptions: Mr. Benson filed a Form 4 a few days late after transferring his indirect ownership of 1.2 million shares to his children in February 2004. The shares were held by SD Holdings LLC which was dissolved on November 6, 2003. Mr. Schaffer filed a Form 4 a few days late after exercising a warrant in September 2004, which he received as part of a convertible debt offering. Mr. Slansky filed a Form 4 a few months late after receiving a small amount of stock from under our 1999 Employee Stock Purchase Plan.

REQUIRED  VOTE

     In voting for directors, you must vote all of your shares noncumulatively. This means that the owners of a majority of the Company's outstanding common shares have the power to elect the entire Board of Directors. The vote of a majority of shares of the Company represented at the meeting, provided at least a quorum (a majority of the outstanding shares) is represented in person or by proxy, is sufficient for the election of the above nominees. By completing the Proxy, you give the named Proxies the right to vote for the persons named in the table above. If you elect to withhold authority for any individual nominee or nominees, you may do so by making an "X" in the box marked "VOTE FOR NOMINEE(S) NOT LINED OUT," and by striking a line through the nominees' name or names on the Proxy that you do not vote for. Any vacancy left on the Board of Directors due to an insufficient number of votes being cast for any one or more nominees may be filled by the affirmative vote of the remaining directors.

     Each of the nominees for director has agreed to serve as a director of the Company until his or her replacement is elected and qualified. If any unforeseen event prevents one or more of the nominees from serving as a director, your votes will be cast for the election of a substitute or substitutes selected by the Board. In no event, however, can the Proxies be voted for a greater number of persons than the number of nominees named. Unless otherwise instructed, the Proxies will vote for the election of each nominee to serve as a director of the Company.

     OUR BOARD UNANIMOUSLY RECOMMENDS A VOTE "FOR" THE ELECTION OF EACH OF THE NOMINEES TO THE BOARD OF DIRECTORS OF THE COMPANY.

                                   PROPOSAL 2

                                 RATIFICATION OF
                         INDEPENDENT PUBLIC ACCOUNTANTS

     The Sarbanes-Oxley Act of 2002 ("Act") established the Public Company Accounting Oversight Board ("PCAOB") and charged it with the responsibility of overseeing the audits of public companies that are subject to the federal securities laws. Under the Act, the PCAOB's duties include the establishment of a registration system for public accounting firms. The PCAOB proposed rules for the registration process, which required approval of the U.S. Securities Commission ("SEC") prior to enforcement. All public accounting firms were required to register with the PCAOB in order to prepare or issue audit reports on U.S. public companies, or to play a substantial role in the preparation or issuance of such reports. Public accounting firms are required to file periodic reports with the PCAOB. In 2003, the cost of compliance with these rules had not been determined, and, as a result of the legislation, it appeared that the cost of professional liability insurance for public accounting firms would be dramatically increased. We were informed by our prior independent auditor, Nation Smith Hermes Diamond, Accountants and Consultants, P.C. ("Nation Smith"), that they did not intend to register with the PCAOB at that time and, as a result, would not be able to continue to act as our independent auditors.

                                       22
                                      PAGE

Our Board of Directors selected PKF, Certified Public Accountants A Professional Corporation, ("PKF") as the Company's independent accountants for the fiscal years ended December 31, 2003 and 2004, and has directed us to submit PKF again, as our selection of independent accountants to the stockholders for ratification at the Annual Meeting for the fiscal year ending December 31, 2005. A representative of PKF is expected to be present at the Annual Meeting.

Stockholders are not required to ratify the selection of PKF, as the Company's independent accountants. However, our Board of Directors is submitting the selection of PKF to the stockholders for ratification as a matter of good corporate governance. If the stockholders fail to ratify the selection, our Board of Directors will reconsider whether or not to retain that firm. Even if the selection is ratified, the Board, in its discretion, may direct the appointment of a different independent accounting firm at any time during the year if it determines that such a change would be in the best interests of the Company and its stockholders.

AUDIT  FEES

     The following are the fees billed us by our auditors, PKF and Nation Smith Hermes Diamond, for services rendered thereby during 2004 and 2003:


                       2004     2003
                    -------  -------
Audit Fees . . . .  $44,000  $55,025
------------------  -------  -------
Audit Related Fees  $     -  $     -
------------------  -------  -------
Tax Fees . . . . .  $ 7,800  $ 7,850
------------------  -------  -------
All Other Fees . .  $28,522  $ 5,093
------------------  -------  -------
Total. . . . . . .  $80,322  $67,968
------------------  -------  -------
------------------  -------  -------

In the above table for 2003 the total fees were $67,968, of which $12,275 was for services rendered by PKF, and the remaining $55,693 was for services rendered by Nation Smith Hermes Diamond.

     Audit Fees consist of the aggregate fees billed for professional services rendered for the audit of our annual financial statements and the reviews of the financial statements included in our Forms 10-QSB and for any other services that are normally provided by PKF and Nation Smith Hermes Diamond in connection with our statutory and regulatory filings or engagements.

     Audit Related Fees consist of the aggregate fees billed for professional services rendered for assurance and related services that were reasonably related to the performance of the audit or review of our financial statements and were not otherwise included in Audit Fees.

     Tax Fees consist of the aggregate fees billed for professional services rendered for tax compliance, tax advice and tax planning. Included in such Tax Fees were fees for preparation of our tax returns and consultancy and advice on other tax planning matters.

     All Other Fees consist of the aggregate fees billed for products and services provided by PKF and Nation Smith Hermes Diamond and not otherwise included in Audit Fees, Audit Related Fees or Tax Fees. Included in such Other Fees were fees for services rendered by PKF and Nation Smith Hermes Diamond in connection with our private and public offerings conducted during such periods.

     Our Audit Committee has considered whether the provision of the non-audit services described above is compatible with maintaining PKF's independence and determined that such services are appropriate.

                                       23
                                      PAGE

     Before the auditors are engaged to provide us audit or non-audit services, such engagement is approved by the Audit Committee of our Board of Directors.

     The affirmative vote of the holders of a majority of the common shares represented and voting at the meeting will be required to ratify the selection of PKF.

     OUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE "FOR" THE PROPOSAL TO RATIFY SELECTION OF THE COMPANY'S INDEPENDENT AUDITORS FOR THE FISCAL YEAR
ENDING  DECEMBER  31,  2005.

                                   PROPOSAL 3

                     APPROVAL OF AMENDMENT TO THE COMPANY'S
                           2004 EQUITY INCENTIVE PLAN

     On August 5, 2004, the Board of Directors asked stockholders to approve the proposed 2004 Equity Incentive Plan and reserve for issuance under the Plan 2,000,000 shares of the Company's common stock. We have used our 2004 Equity Incentive Plan to provide employees, directors and consultants an incentive for continued and future services. The 2004 Equity Incentive Plan is an important part of the Company's total compensation program because competitive benefit programs are a critical component of our efforts to attract and retain qualified employees, directors and consultants. We are asking for the approval of an additional 2,000,000 shares of the Company's common stock under this plan to continue providing this benefit to new and current employees, directors and consultants.

     The  2004  Equity  Incentive  Plan  is  described  below.

DESCRIPTION  OF  THE  PLAN

     The purpose of the Company's 2004 Equity Incentive Plan (the "Plan") is to provide selected eligible employees, directors and certain types of consultants of and to the Company, its subsidiaries, and affiliates an opportunity to participate in the Company's future by offering them an opportunity to acquire stock in the Company so as to retain, attract and motivate them. Options granted under the Plan may be Incentive Stock Options or Non-statutory Stock Options, as determined by the Board of Directors or a committee appointed by the Board of Directors at the time of grant. Limited rights and stock awards may also be granted under the Plan. The options, limited rights and awards are collectively referred to in this discussion as "Awards."

     A stock option is the right to purchase a certain number of shares of stock, at a certain exercise price, in the future. The exercise price of Incentive Stock Options may not be less than 100% of the fair market value of the common stock as of the date of grant (110% of the fair market value if the grant is to an employee who owns more than 10% of the total combined voting power of all classes of our capital stock). U.S. Internal Revenue Code of 1986, as amended (the "Code") currently limits to $100,000 the aggregate value of common stock for which incentive stock options may first become exercisable in any calendar year under the Plan or any other option plan adopted by the Company. Non-statutory Stock Options may be granted under the Plan at an exercise price of not less than 85% of the fair market value of the common stock on the date of grant. Non-Statutory Stock Options also may be granted without regard to any restriction on the amount of common stock to which the option may first become exercisable in any calendar year. We currently issue options at 100% of the fair market value, as determined by the Board of Directors. [Note:
We are currently investigating the impact FAS 123R may have on our financial statements and may revise this practice going forward.] Regardless of which type of option is granted to an employee of the Company, the option will expire ninety (90) days after termination of employment for any reason other than

                                       24
                                      PAGE

death, disability or retirement; provided, however, that all rights under any options expire immediately upon termination of an employee for cause.

          A limited right is the right to receive the net of the market price of a share of stock and the exercise price of the right, either in cash or in stock, in the future. In no event may a limited right issued under the Plan be exercisable in whole or in part before the expiration of six (6) months from the date of grant, and the right may only be exercise in the event of a change in control of the Company. In addition, limited rights issued under our plan may be exercised only when the underlying option is exercisable and the fair market value of the shares on the date of exercise is greater than the exercise price of the underlying option. The limited right and the option terminate simultaneously upon exercise of one or the other. Limited rights issued under the plan may be for no more than 100% of the difference between the purchase price and the fair market value of the stock subject to the underlying option.

     The Compensation Committee may issue restricted stock awards under the Plan to employees and independent directors. The Committee has discretion to determine the dates on which stock awards will vest and any specific conditions or performance goals which must be satisfied prior to vesting of any portion of the Award. Stock awards which are not fully vested at the time of termination of the employee for any reason other than death, disability or retirement or as a result of termination for cause, the unvested portion of the award will be forfeit as of the date of termination.

     The Committee has discretion to accelerate the vesting of any award issued under the Plan.

     The Committee may award Incentive Stock Options only to full-time employees (including officers) of the Company and its affiliates under the Plan. A non-employee director, as well as part-time employees and certain consultants, of the Company are not eligible to receive Incentive Stock Options, but may receive Non-Statutory Stock Options under the Plan.

ADMINISTRATION

     The Plan is administered by the Compensation Committee. Subject to the provisions of the Plan and the Compensation Committee Charter, and subject to the approval of any relevant authorities, the Compensation Committee shall have the authority in its discretion:

          (i)  to  determine  the  fair  market  value;

          (ii) to select the employees, directors and consultants to whom Awards may from time to time be granted;

          (iii)  to  approve  forms  of  agreement  for  use  under  the  Plan;

          (iv) to determine the terms and conditions of any Award granted under the Plan, including, but not limited to, the exercise price, the time or times when Awards may be exercised (which may be based on performance criteria), any vesting and any restriction or limitation regarding any Award or the common stock relating thereto;

          (v) to reduce the exercise price of any Option to the then current Fair Market Value if the Fair Market Value of the common stock covered by the Option has declined since the grant date;

                                       25
                                      PAGE

          (vi) to prescribe, amend and rescind rules and regulations relating to the Plan, including rules and regulations relating to sub-plans established for the purpose of qualifying for preferred tax treatment under foreign tax laws;

          (vii) to allow participants in the Plan to satisfy withholding tax obligations on options by electing to have the Company withhold from the common stock to be issued upon exercise of an option that number of shares having a fair market value equal to the amount required to be withheld. The fair market value to be withheld will be determined on the date that the amount of tax to be withheld is to be determined; and

          (viii) to construe and interpret the terms of the Plan and Awards granted pursuant to the Plan.

     Because option grants and other Awards under the Plan are subject to the discretion of the Committee, awards under the Plan for the current year are indeterminable. Future option exercise prices under the Plan are also indeterminable because they will be based upon the fair market value of the common stock on the date of grant.

SHARES  SUBJECT  TO  THE  PLAN

     Subject to adjustment, the maximum number of shares of common stock reserved for Awards under the Plan is 2,000,000 shares, currently, and would be 4,000,000 shares if this proposal is approved by stockholders. There are currently options outstanding on 919,500 of the shares eligible for issuance under the Plan. These shares of common stock may be either authorized but unissued shares or authorized shares previously issued and reacquired by the Company. To the extent that options and stock awards are granted under the Plan, the shares underlying such Awards will be unavailable for any other use including future grants under the Plan except that, to the extent that stock awards or options terminate, expire, or are forfeited without having been exercised (or in cases where a limited right has been granted in connection with an option, the amount of such limited right received in lieu of the exercise of such option), new Awards may be made with respect to those shares underlying such terminated, expired or forfeited options or stock awards.

The following table outlines the current options that are issued under the plan:

                                New Plan Benefits




Name and Position. . . . . . . . . . .  Dollar Value ($)   Number of Units
------------------------------         -----------------  ---------------

All non-executive officers
 and directors as a group . . . . . .  $         569,500          342,000
------------------------------         -----------------  ---------------
All employees, including all
 current officers who are not
 executive officers, as a group        $       1,063,754          577,500
------------------------------         -----------------  ---------------

     Future awards under the Plan are subject to approval of the Committee and we are unable to state at this time what Awards, if any, will be made to our executive officers and other employees. Awards will continue to be made to our non-executive officer directors as provided in our independent director compensation plan depending on each director's attendance at board and applicable committee meetings.

                                       26
                                      PAGE

ADJUSTMENTS

          The Committee will make adjustments to the number of shares subject to any award based on any change in the outstanding shares of common stock of the Company resulting from any stock dividend or split, recapitalization, merger, consolidation, spin-off, reorganization, combination or exchange of shares, or any similar corporate change, or other increase or decrease in such shares without receipt or payment of consideration by the Company.

AMENDMENT  OR  TERMINATION

     The Board of Directors may amend or modify the Plan in any or all respects whatsoever. However, certain amendments may require shareholder approval pursuant to applicable laws and regulations. In order for the Plan to become effective for the purpose of obtaining preferential tax treatment for Incentive Stock Options, we require approval of the stockholders of the Company. The Plan will terminate on August 5, 2014.

CERTAIN  FEDERAL  INCOME  TAX  CONSEQUENCES

     The following is a brief description of the federal income tax consequences generally arising with respect to the grant of Awards pursuant to the 2004 Equity Incentive Plan. This summary is based on the Internal Revenue Code, regulatiosn, rulings and decisions now in effect, all of which are subject to change by legislation, administrative action or judicial decision. This discussion is intended for the information of stockholders considering how to vote at the Annual Stockholders' Meeting and not as tax guidance to individuals participating in the 2004 Equity Incentive Plan.

     Incentive stock options granted under the Plan will be afforded favorable federal income tax treatment under Code. If an option is treated as an Incentive Stock Option, the recipient will recognize no income upon grant or exercise of the option unless the alternative minimum tax rules apply. Upon an recipient's sale of the shares (assuming that the sale occurs more than two years after grant of the option and more than one year after exercise of the option), any gain will be taxed to the recipient as long-term capital gain. If the recipient disposes of the shares prior to the expiration of either of the above holding periods, then the recipient will recognize ordinary income in an amount generally measured as the difference between the exercise price and the lower of the fair market value of the shares at the exercise date or the sale price of the shares. Any gain recognized on such a premature sale of the shares in excess of the amount treated as ordinary income will be characterized as capital gain.

     All other options granted under the Plan will be Non-Statutory Stock Options and will not qualify for any special tax benefits to the recipient. A recipient will not recognize any taxable income at the time he or she is granted a Non-Statutory Stock Option. However, upon exercise of the Non-Statutory Stock Option, the recipient will recognize ordinary income for federal income tax purposes in an amount generally measured as the excess of the then fair market value of each share over its exercise price. Upon a recipient's resale of such shares, any difference between the sale price and the fair market value of such shares on the date of exercise will be treated as capital gain or loss and will generally qualify for long term capital gain or loss treatment if the shares have been held for more than one year. The Code provides for reduced tax rates for long-term capital gains based on the taxpayer's income and the length of the taxpayer's holding period.

          The recipient of a restricted stock award will generally recognize ordinary compensation income when such shares are no longer subject to a substantial risk of forfeiture, based on the excess of the value of the shares at that time over the price, if any, paid for such shares. However, if the recipient makes a timely election under the Code to be subject to tax upon the

                                       27
                                      PAGE

receipt of the shares, the recipient will recognize ordinary compensation income at that time equal to the fair market value of the shares over the price paid, if any, and no further ordinary compensation income will be recognized when the shares vest.

     No taxable income is recognized upon the receipt of a limited right. The recipient will recognize ordinary income, in the year in which the right is exercised, equal to the excess of the fair market value of the underlying shares of common stock on the exercise date over the base price in effect for the exercised right, and the recipient will be required to satisfy the tax withholding requirements applicable to such income. The Company will be entitled to an income tax deduction equal to the amount of ordinary income recognized by the recipient in connection with the exercise of the limited right. The deduction will be allowed for the taxable year of the Company in which such ordinary income is recognized.

     We are generally entitled to a deduction for federal income tax purposes equal to the amount of ordinary compensation income recognized by the recipient of an award at the time such income is recognized. However, Section 162(m) of the Internal Revenue Code generally disallows a public company's tax deduction for compensation paid to the Chief Executive Officer, or to the other four most highly compensated officers, in excess of $1,000,000 in any tax year. Compensation that qualifies as performance-based compensation" is excluded from the $1,000,000 deductibility cap, if various requirements are satisfied.

     Awards granted under the 2004 Equity Incentive Plan that are considered to be deferred compensation must satisfy the requirements of Section 409A of the Internal Revenue Code to avoid adverse tax consequences to participating employees. These requirements include limitations on election timing, acceleration of payments and distributions. The Company intends to structure any Awards under the 2004 Equity Incentive Plan to meet the applicable tax law requirements.

     The Company has the right to deduct from all Awards paid in cash or from other wages paid to an employee of the Company, any federal, state or local taxes required by law to be withheld with respect to Awards, and the employee or other person receiving shares under the 2004 Equity Incentive Plan will be required to pay to the Company the amount of any such taxes which the Company is required to withhold with respect to such shares.

     The foregoing does not purport to be a complete summary of the federal income tax considerations that may be relevant to holders of options or restricted shares, or to us. It also does not reflect provisions of the income tax laws of any municipality, state or foreign country in which a recipient may reside, nor does it reflect the tax consequences of a recipient's death.

REQUIRED  VOTE

     Approval of the Plan requires the affirmative vote of a majority of the shares present and entitled to vote on this Proposal 3, and such affirmative vote must also constitute at least a majority of the required quorum for the meeting. In determining whether this Proposal 3 has been approved, abstentions and broker non-votes are not counted as votes for or against this proposal.

RECOMMENDATION

     OUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE "FOR" THE PROPOSAL TO APPROVE THE AMENDMENT TO THE COMPANY'S 2004 EQUITY INCENTIVE PLAN.

                                  OTHER MATTERS

     We do not intend to present any business at the meeting not mentioned in this Proxy Statement, and currently know of no other business to be presented. If any other matters are brought before the meeting, the appointed Proxies will

                                       28
                                      PAGE

vote on all such matters in accordance with their judgment of the best interests of the Company.

                             AUDIT COMMITTEE REPORT

     Following is the report of the Audit Committee with respect to the Company's audited consolidated financial statements for the fiscal year ended December 31, 2004, which include the consolidated balance sheets of the Company as of December 31, 2004 and 2003 and the related consolidated statements of operations, stockholders' equity and cash flows for each of the fiscal years ended December 31, 2004 and 2003, and the notes thereto.

     The Audit Committee of the Company's Board of Directors currently consists of three directors, none of which are employees of the Company or any of its subsidiaries. Pursuant to an Audit Committee Charter adopted on April 19, 2002, the Audit Committee is required to be comprised of at least three directors.
The Board believes that the current members of the committee, Mr. Blake, Mr. McClendon and Dr. Huntress, are "independent" directors within the meaning of Exchange Act Rule 10A-3.

     The primary responsibility of the Audit Committee is to assist the Board of Directors in fulfilling its oversight responsibilities related to corporate accounting, financial reporting practices, and the quality and integrity of the Company's financial reports. In that respect, the Audit Committee has reviewed and discussed the audited financial statements and the footnotes thereto with management and the independent auditors. The Audit Committee has not been apprised of any misstatements or omissions in the financial statements. In addition, the Audit Committee discussed with the independent auditors the matters required to be discussed by Statement of Auditing Standard No. 61, Communication with Audit Committees, including, among other items, matters related to the conduct of the audit of the Company's financial statements. Management has the primary responsibility for the Company's financial statements and internal control over financial reporting, as well as disclosure controls and procedures.

     The Audit Committee has received from the independent accountants, as required by Independence Standards Board Standard No. 1, Independence Discussions with Audit Committee, (i) a written disclosure, indicating all relationships, if any, between the independent auditor and its related entities and the Company and its related entities which, in the auditor's professional judgment, reasonably may be thought to bear on the auditor's independence, and
(ii) a letter from the independent auditor confirming that, in its professional judgment, it is independent of the Company; and the Audit Committee has discussed with the auditor the auditor's independence from the Company.

     Based on the reviews and discussions referred to above, we recommended to the Board of Directors that the audited consolidated financial statements be included in the Company's Annual Report on Form 10-KSB for the year ended December 31, 2004.

     Submitted  by  the  Audit  Committee  of  the Company's Board of Directors:

Curt  Dean  Blake
Scott  McClendon
Wesley  T.  Huntress

                          COMPENSATION COMMITTEE REPORT

     The Compensation Committee administers SpaceDev's executive compensation program. In this regard, the role of the Compensation Committee is to oversee our compensation plans and policies, annually review and approve all executive officers' compensation decisions, and administer our stock option plans

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                                      PAGE

(including reviewing and approving stock option grants to executive officers). The Compensation Committee's charter, adopted on August 5, 2004, reflects these various responsibilities, and the Compensation Committee and the Board periodically review and revise the charter. The Compensation Committee's membership is determined by the Board and is composed entirely of independent directors based on the applicable listing standards of The Nasdaq Stock Market and SEC rules. The Compensation Committee meets at scheduled times during the year, and it also may consider and take action by written consent. The Compensation Committee Chairman reports on Compensation Committee actions and recommendations at Board meetings. SpaceDev's Human Resources Department supports the Compensation Committee in its work and in some cases acts pursuant to delegated authority to fulfill various functions in administering SpaceDev's compensation programs. In addition, the Compensation Committee has the authority to engage the services of outside advisers, experts and others to assist the committee. To date, the Compensation Committee has not directly engaged an outside compensation consulting firm to assist the committee.
GENERAL  COMPENSATION  PHILOSOPHY

     Our general compensation philosophy is that total cash compensation should vary with SpaceDev's performance in achieving financial and non-financial objectives, and that any long-term incentive compensation should be closely aligned with the stockholders' interests. This philosophy applies to all SpaceDev employees, with a more significant level of variability and compensation at risk as an employee's level of responsibility increases. In 2004, the Compensation Committee began a review of the executive compensation philosophy, with the goal of ensuring the appropriate mix of fixed and variable compensation linked to individual and corporate performance. Although this review is ongoing, the Compensation Committee is seeking the advice and input of SpaceDev management. The Compensation Committee is also identifying the key strategic compensation design priorities for SpaceDev: employee retention, cost management, fair treatment of employees, alignment with stockholder interests and continued focus on corporate governance. The Compensation Committee also considers whether any changes should be made to SpaceDev's cash compensation and stock option programs in support of these strategic priorities.

     The Compensation Committee intends to migrate SpaceDev's executive compensation practices toward a higher proportion of total compensation delivered through pay-for-performance incentive and long-term equity compensation, equating to more compensation risk for SpaceDev's executives than for the executives of competitor companies. This higher risk would be due to the combination of lower-than-market base salaries and higher-than-market annual pay-for-performance incentive targets and the infrequent, long-vesting stock option grants. The higher-than-market compensation variability employed by SpaceDev will be closely linked to the Company's annual financial results through lower-than-market total cash compensation in times of poor financial performance. Conversely, in times of excellent performance, the compensation variability yields higher total cash compensation, rewarding employees for excellent performance. Our philosophy is to pay higher-than-market average compensation over periods of sustained excellent performance. We have a cash and performance-based compensation program in which the majority of our employees are eligible to participate.

     Total annual cash compensation for the majority of SpaceDev's employees, including its executive officers, consist of the following components:

          -    Base  salary;  and,

          - An annual pay-for-performance cash incentive dependent on SpaceDev's operating earnings and performance against business objectives for the performance period, and an individual incentive target, with quarterly partial distributions.

                                       30
                                      PAGE

     Long-term incentive compensation is realized through the grant of stock options. All general full-time and part-time employees are eligible to receive stock options, including executive officers. Stock options require SpaceDev stock price appreciation in order for the employees to realize any benefit, thus directly aligning employee and stockholder interests.

     Our employees can also acquire SpaceDev stock through a tax-qualified employee stock purchase plan, which is generally available to all employees. This plan allows participants to buy SpaceDev stock at a discount to the market price with up to 10% of their salary and incentives (subject to certain limits), with the objective of allowing employees to profit when the value of SpaceDev stock increases over time.

SETTING  EXECUTIVE  COMPENSATION

     In setting the annual base salary and individual pay-for-performance incentive target amount for each executive officer, the Compensation Committee reviews executive compensation information derived from nationally recognized compensation surveys. The Compensation Committee utilizes a cross-industry subset of companies as well as a technology industry subset of companies generally considered to be comparable to SpaceDev. Although the Compensation Committee does not use a specific formula to set pay in relation to market data, it generally sets executive officer compensation below the average salaries for comparable jobs in the marketplace. However, when SpaceDev's business meets or exceeds certain predetermined financial and non-financial goals, amounts paid under the performance-based compensation programs may lead to total compensation levels that are higher than the average cash compensation for comparable jobs. Conversely, total cash compensation levels may be reduced and become further behind competitive cash compensation averages in times of poor performance.

PERSONAL  BENEFITS

     SpaceDev seeks to maintain an entrepreneurial culture in its facilities and operations. Officers are not entitled to operate under different standards than other SpaceDev employees. We do not provide officers with reserved parking spaces or separate dining or other facilities, nor do we have programs for providing any substantial personal-benefit perquisites to officers, such as permanent lodging or defraying the cost of personal entertainment or family travel. Our health care and other insurance programs are the same for all eligible employees, including officers. There are no outstanding loans of any kind to any executive officer, and since 2002, federal law has prohibited any new company loans to executive officers. We expect our officers to be role models.

     The Committee is pleased to submit this report to SpaceDev's stockholders and believes that SpaceDev's pay-per-performance executive compensation is in the best interest of all SpaceDev stockholder.

Scott  McClendon
Curt  Dean  Blake
Gen.  Howell  Estes

              NOMINATING AND CORPORATE GOVERNANCE COMMITTEE REPORT

     The Nominating and Corporate Governance Committee of the Board of Directors, currently consisting of General Estes, Dr. Huntress and Mr. Walker, held its first meeting in 2005. The Corporate Governance and Nominating
Committee serves in an advisory capacity to the Board on the governance structure and conduct of the Board and has the responsibility for developing and recommending to the Board appropriate Corporate Governance Guidelines. In addition, the Committee identifies qualified individuals for nomination to the Board, recommends Directors for appointment to Board committees and evaluates current Directors for re-nomination to the Board or re-appointment to Board committees.

                                       31
                                      PAGE

     The Corporate Governance and Nominating Committee will consider candidates submitted by stockholders as nominees for election as Directors of the Company. Stockholders wishing to have the Committee consider a candidate should submit the candidate's name and pertinent background information to Richard B. Slansky, Corporate Secretary, SpaceDev, Inc., 13855 Stowe Drive, Poway, CA 92064.

     The Corporate Governance and Nominating Committee believes that Directors should possess exemplary personal and professional reputations, reflecting high ethical standards and values. The expertise and experience of Directors should provide a source of advice and guidance to the Company's management. A Director's judgment should demonstrate an inquisitive and independent perspective with acute intelligence and practical wisdom. Directors should be free of any significant business relationships which would result in a potential conflict in judgment between the interests of the Company and the interests of those with whom the Company does business. Each Director should be committed to serving on the Board for an extended period of time and to devote sufficient time to carrying out the Director's duties and responsibilities in an effective manner for the benefit of the Company's stockholders.

     The  Committee is pleased to submit this report to SpaceDev's stockholders.

Gen.  Howell  Estes
Dr.  Wesley  Huntress
Robert  Walker

                      STOCKHOLDER PROPOSALS AND NOMINATIONS

     Proposals of stockholders of the Company which are intended to be presented by such stockholders at the Company's next Annual Meeting of Stockholders must be received by the Company no later than March 1, 2006 in order to be considered for inclusion in the Company's proxy statement and form of proxy relating to that meeting. Stockholders who wish to make a recommendation for a nominee to be elected at the Company's 2006 Annual Meeting of Stockholders must submit their recommendation by March 1, 2006 to allow for meaningful consideration and evaluation of the nominees by the Nominating and Corporate Governance Committee.

                                                       /s/  Richard  B.  Slansky
                                                      --------------------------
                                                           Richard  B.  Slansky,
                                                            Corporate  Secretary

                                                         Dated:  July  18,  2005

                                       32
                                      PAGE

PROXY                                                                      PROXY

                                 SPACEDEV, INC.

                    PROXY SOLICITED BY THE BOARD OF DIRECTORS
                     FOR THE ANNUAL MEETING OF STOCKHOLDERS
                          TO BE HELD ON AUGUST 12, 2005

     The undersigned hereby appoints James W. Benson and Richard B. Slansky, Chief Executive Officer and Corporate Secretary, respectively, or either of them, as attorneys and Proxies of the undersigned, with full power of substitution, to vote all of the shares of stock of SpaceDev, Inc. (the "Company") which the undersigned may be entitled to vote at the Annual Meeting of Stockholders of the Company to be held at 13855 Stowe Drive, Poway, California 92064 on August 12, 2005 at 9:00 A.M. local time and at any and all continuations and adjournments or postponements thereof, with all powers that the undersigned would possess if personally present, on the following matters, in accordance with the following instructions, and on all matters that may properly come before the meeting. With respect to any matter not known to the Company as of August 12, 2005, such proxies are authorized to vote in their discretion.

UNLESS  A  CONTRARY  DIRECTION  IS  INDICATED,  THIS PROXY WILL BE VOTED FOR ALL
NOMINEES LISTED IN PROPOSAL 1, FOR PROPOSAL 2 AND FOR PROPOSAL 3 AS MORE SPECIFICALLY DESCRIBED IN THE PROXY STATEMENT. IF SPECIFIC INSTRUCTIONS ARE INDICATED, THIS PROXY WILL BE VOTED IN ACCORDANCE THEREWITH.

          YOUR VOTE IS IMPORTANT. THEREFORE, YOU ARE URGED TO COMPLETE,
                    SIGN, DATE AND PROMPTLY RETURN THIS PROXY
                            IN THE ENCLOSED ENVELOP.

                                 SPACEDEV, INC.

        PLEASE MARK VOTE IN THE FOLLOWING MANNER USING DARK INK ONLY. [X]

            THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE NOMINEES
                     FOR DIRECTOR AND FOR PROPOSALS 2 AND 3.


     1. To elect nine directors to hold office until the 2006 Annual Meeting of Stockholders.


          FOR     WITHHELD     VOTE  FOR  NOMINEE(S)  NOT  LINED  OUT
          ---     --------     --------------------------------------

          [  ]   [  ]          [  ] Strike a line through the nominee(s) name or
                               names below that  you  do  not  vote  for

          ---     --------     --------------------------------------

          NOMINEES: James W. Benson, Susan C. Benson, Curt Dean Blake, Gen. Howell M. Estes, III, Wesley T. Huntress, Scott McClendon, Stuart E. Schaffer, Robert S. Walker and Richard B. Slansky.

     2. To ratify the appointment of PKF, Certified Public Accountants A Professional Corporation, as the Company's independent public accountants for the fiscal year ending December 31, 2005.


          FOR     AGAINST     ABSTAIN
          ---     -------     -------

         [  ]     [  ]     [  ]

         ----     ----     ----

     3.   To  approve  an amendment to the Company's 2004 Equity Incentive Plan.


          FOR     AGAINST     ABSTAIN
          ---     -------     -------

          [  ]     [  ]     [  ]

          ----     ----     ----



--------------------     -----------------------     ---------------------------
Date                     Shares  Held                Signature


                                                    ----------------------------
                                                    Print  Name


--------------------     -----------------------     ---------------------------
Date                     E-Mail Address (Optional    Signature
                         But Highly Recommended)

                                                    ----------------------------
                                                    Print  Name

Please sign exactly as your name appears on your stock certificate. If the stock is registered in the names of two or more persons, each should sign. Executors, administrators, trustees, guardians and attorneys-in-fact should add their titles. If signer is a corporation, please give full corporate name and have a duly authorized officer sign, stating title. If signer is a partnership or limited liability company, please sign the company name by authorized person.